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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 11, 1999, except as to Note 10 which is as of December 28, 1999, relating to the financial statements of Quantum Effect Devices, Inc., which appears in the Registration Statement on Form S-1/A (No. 333-86901), filed on January 31, 2000.




PricewaterhouseCoopers, LLP
San Jose, California
March 6, 2000